Exhibit 16(a)

POWER OF ATTORNEY

The undersigned Susan J. Carter, Collette Chilton, Neil A. Cotty, Lena G. Goldberg, Henry R. Keizer, Cynthia A. Montgomery, Donald C. Opatrny, Mark Stalnecker, Kenneth L. Urish, Claire A. Walton, Robert Fairbairn and John M. Perlowski, Directors of BlackRock Large Cap Focus Growth Fund, Inc. and BlackRock Variable Series Funds, Inc., hereby authorize Benjamin Archibald, John M. Perlowski, Jay M. Fife, Jennifer McGovern and Janey Ahn, or any of them, as attorney-in-fact, to sign on his or her behalf in the capacities indicated (and not in such person’s personal individual capacity for personal financial or estate planning), the Registration Statement on Form N-14, filed for BlackRock Large Cap Focus Growth Fund, Inc. and/or BlackRock Variable Series Funds, Inc. or any amendment thereto (including any pre-effective or post-effective amendments) for or on behalf of BlackRock Large Cap Focus Growth Fund, Inc. and BlackRock Variable Series Funds, Inc., or any current or future series thereof, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

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IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney as of the 26th day of July, 2023.

Signature	Title	Signature	Title

/S/ SUSAN J. CARTER		/S/ DONALD C. OPATRNY
SUSAN J. CARTER	Director	DONALD C. OPATRNY	Director

/S/ COLLETTE CHILTON		/S/ MARK STALNECKER
COLLETTE CHILTON	Director	MARK STALNECKER	Director

/S/ NEIL A. COTTY		/S/ KENNETH L. URISH
NEIL A. COTTY	Director	KENNETH L. URISH	Director

/S/ LENA G. GOLDBERG		/S/ CLAIRE A. WALTON
LENA G. GOLDBERG	Director	CLAIRE A. WALTON	Director

/S/ HENRY R. KEIZER		/S/ ROBERT FAIRBAIRN
HENRY R. KEIZER	Director	ROBERT FAIRBAIRN	Director

/S/ CYNTHIA A. MONTGOMERY		/S/ JOHN M. PERLOWSKI
CYNTHIA A. MONTGOMERY	Director	JOHN M. PERLOWSKI	Director